Supplement to the
Fidelity's Broadly Diversified International Equity Funds
December 30, 2024
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Investment Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity® International Capital Appreciation Fund and Fidelity Advisor® International Capital Appreciation Fund pursuant to which Fidelity® International Capital Appreciation Fund would be reorganized on a tax-free basis with and into Fidelity Advisor® International Capital Appreciation Fund.
As a result of the proposed Reorganization, shareholders of Fidelity® International Capital Appreciation Fund would receive corresponding shares of Fidelity Advisor® International Capital Appreciation Fund.
The Agreement provides for the transfer of all of the assets of Fidelity® International Capital Appreciation Fund in exchange for corresponding shares of Fidelity Advisor® International Capital Appreciation Fund equal in value to the net assets of Fidelity® International Capital Appreciation Fund and the assumption by Fidelity Advisor® International Capital Appreciation Fund of all of the liabilities of Fidelity® International Capital Appreciation Fund. After the exchange, Fidelity® International Capital Appreciation Fund will distribute the Fidelity Advisor® International Capital Appreciation Fund shares to its shareholders pro rata, in liquidation of Fidelity® International Capital Appreciation Fund. As a result, shareholders of Fidelity® International Capital Appreciation Fund will become shareholders of Fidelity Advisor® International Capital Appreciation Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity® International Capital Appreciation Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® International Capital Appreciation Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about July 25, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Advisor® International Capital Appreciation Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
IBD-PSTK-0125-148 1.474896.148	January 24, 2025